Exhibit 10.10

DISTRIBUTION AGREEMENT

THIS DISTRIBUTION AGREEMENT, effective this 1st day of January 2010, between Osteotech, Inc., a Delaware corporation having its registered office at 51 James Way, Eatontown, New Jersey 07724 USA (hereinafter “OTI”), and BioHorizons Implant Systems, Inc. a corporation duly organized under the laws of USA having its registered offices at 2300 Riverchase Center, Birmingham, Alabama 35244, its affiliates and subsidiaries (hereinafter “DISTRIBUTOR”).

WHEREAS, OTI develops, manufactures or processes and markets tissue-based products and other medical devices and desires to develop the distribution and sales of such tissue-based products and devices in the dental markets in all regions and provinces as set forth in Exhibit 2 of this Agreement.

WHEREAS, DISTRIBUTOR is engaged in the distribution, promotion and market support of dental implants and devices in the Countries described in Exhibit 2 attached hereto and desires to distribute OTI tissue-based products and devices in its dental markets; and

WHEREAS, OTI is willing to appoint DISTRIBUTOR and DISTRIBUTOR is willing to accept such appointment as distributor of OTI’s tissue-based products and devices in the Territory defined herein;

NOW, THEREFORE, in consideration of the mutual premises and covenants hereinafter set forth, the parties agree as follows:

ARTICLE 1.

DEFINITIONS

For purposes of this Agreement, the following words, terms and phrases, where written with an initial capital letter, shall have the meanings assigned to them in this Article 1 unless the context otherwise requires:

1.1          Business Day.  “Business Day” shall mean any day other than a Saturday, a Sunday or any day on which banking or government institutions in the Countries described in Exhibit 2 attached hereto or the United States of America (“USA”) are authorized or obligated by law or executive order to be closed.

1.2          Products.  “Products” shall mean the tissue based products and devices described in Exhibit 1, attached hereto, as amended by OTI, at its sole discretion, from time to time.

1.3          Territory.  “Territory” shall mean the area specifically described in Exhibit 2, attached hereto.

1.4          OTI Information.  “OTI Information” shall mean all information, other than information in published form or expressly designated by OTI as non-confidential, which is directly or indirectly disclosed to DISTRIBUTOR or embodied in Products provided hereunder, regardless of the form in which it is disclosed, relating in any way to OTI’s markets, customers, tissue-based products. products, devices, patents, inventions, procedures, methods, designs, strategies, plans, assets, liabilities, costs, revenues, profits, organization, employees, agents, distributors or business in general.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

1.5          Transfer Prices.  “Transfer Prices” shall mean the prices, listed in Exhibit 3, which OTI charges the DISTRIBUTOR for Products.

1.6          Market.  “Market” shall refer to the “Dental Market” referred to in this agreement and consists of oral surgeons, periodontists, implantologists and the dental community other than hospitals.

ARTICLE 2.

APPOINTMENT

2.1          Scope.  OTI hereby appoints DISTRIBUTOR, and DISTRIBUTOR hereby accepts such appointment, as OTI’s distributor during the term of this Agreement with the exclusive right to sell or otherwise distribute Products for dental applications within the Territory and to provide customer service under OTI’s as well as OTI’s affiliates’ and licensors’ names, logotypes, and trademarks, subject to all the terms and conditions of this Agreement.  DISTRIBUTOR is not authorized to actively distribute Products in the Orthopedic, Spinal and Neurosurgical markets and DISTRIBUTOR shall not do so.  The distribution of Products in the Orthopedic, Spinal and Neurosurgical markets within the Territory and outside of the Territory is exclusively reserved by OTI, subject to any exclusive distribution arrangement between OTI and another authorized distributor relating to such markets.

2.2          Sales Force.  DISTRIBUTOR shall employ, train and manage sales representatives that are experienced in dental devices sales (or are otherwise qualified by DISTRIBUTOR as appropriate).  The sales representatives shall be sufficient in number and skills to execute the Marketing Plan (See Section 5.4), and to call upon dentists who are potential users of Products. DISTRIBUTOR shall ensure that its sales representatives work co-operatively with OTI and OTI personnel to develop the market for OTI products in the Territory.

2.3          New Products.  OTI may from time to time submit additional products for resale and distribution by DISTRIBUTOR in the Territory.  OTI agrees to provide DISTRIBUTOR with the right of first refusal for distribution rights of new products in the Territory if in OTI’s reasonable judgment (1) such new products fit in DISTRIBUTOR’s sales and service program and (2) DISTRIBUTOR is effectively marketing OTI’s existing Products. OTI shall notify DISTRIBUTOR of the availability of new products by written notice and DISTRIBUTOR shall within a period of [***] ([***]) days of receipt of such notice indicate to OTI whether or not it accepts the distribution of such new products.

2.4          Discontinued Products.  OTI may discontinue, modify, reformulate, rename or repackage any of the Products on [***] ([***]) days prior written notice to DISTRIBUTOR. Orders received and accepted by OTI prior to the effective date of such notice shall be honored.

ARTICLE 3.

ORDERS AND CONDITIONS OF SALE

3.1          Order Procedure.

(a)           DISTRIBUTOR must submit in writing directly to OTI Customer Service department all orders concerning the Products for the acceptance of OTI.  DISTRIBUTOR must place at least one purchase order per calendar quarter corresponding to the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

amount of Product covered by the next calendar quarter minimum purchase requirement or forecast.  All purchase orders are considered firm purchase orders and should be submitted at least three months before the expected delivery.

All orders transmitted by DISTRIBUTOR must clearly identify the product code, description and quantity of the Products ordered.  Upon request by OTI, DISTRIBUTOR will provide a [***] report of Product sales to DISTRIBUTOR to countries in the Territory.

(b)           Laddec® and OsteopureTM will be shipped and invoiced by OTI French subsidiary (OST) to DISTRIBUTOR’s European headquarters in the United Kingdom.  All other Products will be shipped to by OTI to DISTRIBUTOR’S global headquarters in Birmingham, Alabama.

(c)           Orders are not definite until OTI issues written acceptance of the order. OTI will use best efforts to confirm DISTRIBUTOR’s orders and delivery schedule within ([***]) [***] working days of receipt of order.  OTI may exercise its sole discretion in determining whether and to what extent to accept and fill any order. DISTRIBUTOR will remain obligated for purchase of any Products contained within accepted purchase orders.

(d)           DISTRIBUTOR shall provide payment on all orders via bank wire transfer in the corresponding currency as set forth in exhibit 3 of this Agreement no later than [***] ([***]) days from the invoice date.

(e)           All sales of Products to DISTRIBUTOR shall be executed from OTI facility. [***].

(f)            OTI may refuse the execution of any order in the event of the non—payment, of any previous order in accordance with Section 3.1(c).  OTI’s refusal to execute any order under this section does not limit its rights to any other remedies, including those available under this Agreement.OTI will submit invoices to DISTRIBUTOR in US dollars in the corresponding currency as set forth in exhibit 3 of this Agreement, with exception of Laddec® which is invoiced in Euros.

(g)           Without prejudice to any other rights of OTI set forth in this agreement, including the right to refuse to ship Products or to terminate this agreement for breach, until any unpaid amounts are paid in full by DISTRIBUTOR, OTI may at its sole discretion require payment for any additional shipments of the Products in cash in advance or by irrevocable letter of credit confirmed by a bank specified by OTI.  Late payments will bear interest at the lesser of [***] percent ([***] %) [***] or the highest rate otherwise permitted under applicable law.

3.2          Product Returns.

(a)           DISTRIBUTOR may return Product that is recalled by OTI or any competent authority, or is out of specification, for credit or replacement.  DISTRIBUTOR must contact OTI Customer Service department with any service or Product complaint, adverse event or similar event within 48-72 hours of occurrence.  A return of product will only be accepted with a return authorization number that is provided by OTI.  Countries that require a 24 hour response concerning product complaints, DISTRIBUTOR will agree to comply.

(b)           Except for Product that is returned pursuant to Section 3.2(a) above, during the term of the Agreement, OTI is neither required to accept Products returned by DISTRIBUTOR nor provide replacement, credit or refund.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

ARTICLE 4.

TRANSFER PRICES AND INVENTORY PURCHASE TARGETS

4.1          Inventory Purchase Requirements.  DISTRIBUTOR shall purchase Product from OTI during calendar year(s) as set forth in Exhibit 5 of this Agreement.

4.2          Transfer Prices.  OTI shall provide DISTRIBUTOR with a schedule of Transfer Prices, in the form of Exhibit 3 attached hereto.  OTI shall announce to DISTRIBUTOR in writing annual changes in Transfer Prices each year by [***] to become effective on [***] of the succeeding year.  Notice of other changes to Transfer Prices shall be in writing, given to DISTRIBUTOR at least [***] ([***]) calendar days in advance of their effective date.  OTI agrees to accept and honor at the prevailing price all orders that are placed by DISTRIBUTOR in writing and accepted in writing by OTI at least [***] ([***]) Business Days prior to the effective date of any Transfer Price changes.  At the time of the announcement of any Transfer Price changes, OTI will issue an amended Exhibit 3.

ARTICLE 5.

GENERAL OBLIGATIONS OF DISTRIBUTOR

5.1          Marketing.  DISTRIBUTOR has the following obligations with respect to the marketing and distribution of OTI Products:

(a)           DISTRIBUTOR shall distribute only Products purchased directly from OTI or any entity designated in advance by OTI in writing;

(b)           DISTRIBUTOR shall not actively distribute the Products into the exclusive territory of another authorized distributor of the Products or any exclusive territory reserved by OTI;

(c)           DISTRIBUTOR shall use its best efforts to promote, market, sell and distribute Products to all potential customers in the Territory;

(d)           DISTRIBUTOR shall utilize OTI trademarks and service marks at all times in all promotional materials, subject to the prior written approval of OTI;

(e)           DISTRIBUTOR shall promptly respond to all inquiries from customers, including complaints, process all orders, and effect all shipments of Products;

(f)            DISTRIBUTOR shall diligently and promptly investigate and follow up all leads with respect to potential customers referred to it by OTI within [***] ([***]) business days of first contact;

(g)           Subject to prior written notice to DISTRIBUTOR and accompanied by DISTRIBUTOR, DISTRIBUTOR shall permit OTI to visit DISTRIBUTOR’S customers and to visit DISTRIBUTOR’S place of business and inspect its distribution records, other relevant quality system documents, and other records regarding performance under this Agreement;

(h)           DISTRIBUTOR shall assume the marketing responsibilities for the Dental Market sales. Osteotech will review all marketing materials prior to production to ensure logo treatment and product claims are accurate.  Notwithstanding the above, reformatting or reuse of previously approved marketing materials will not require approval from OTI.  OTI will confirm marketing activities within [***] ([***]) business days of DISTRIBUTOR submitting. The responsibilities include but are not limited to best efforts to complete:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

i.	Production of promotional materials to meet sales goals
ii.	Development and production of materials to support new product introductions.
iii.	Development of videos and technique sheets to support marketing efforts
iv.	Clinical Reprints of journal articles
v.	Conducting Continuing Medical Education Osteobiologics courses
vi.	Development of Key Opinion Leaders and local product champions
vii.	Create and implement ongoing advertising campaigns

(i)            DISTRIBUTOR shall coordinate with OTI in forecasting future sales of the Products.

5.2          Promotion.  DISTRIBUTOR shall diligently undertake to promote the Products in the Territory.  DISTRIBUTOR shall not alter any graphics or logos on brochures or exhibit graphics without prior written approval from OTI, and DISTRIBUTOR shall not produce any promotional materials incorporating representations of Products, OTI logos and trade names, or other proprietary OTI names or marks without prior written approval of OTI.

5.3          Purchase Forecasts.  During the term of this Agreement, DISTRIBUTOR shall provide OTI with documented [***] forecasts which will detail Product forecast inventory purchases by product code for each Product for the next [***] ([***])[***] period.  DISTRIBUTOR shall utilize the forecast template or form provided by OTI for this purpose.  This forecast shall be due on the [***] ([***]) Business Day of [***] during the term of this Agreement and any renewal period thereafter.

5.4          Annual Marketing Plans.  DISTRIBUTOR shall prepare and submit to OTI a written annual marketing plan for OTI products for each calendar year of this Agreement. This plan shall specify the following: (i) sales forecast by product group for each calendar quarter; (ii) number and location of DISTRIBUTOR sales reps, agents and sub-distributors; (iii) dates and locations of meetings and congresses at which the DISTRIBUTOR plans to exhibit; and (iv) major Medical Education and promotion programs that the DISTRIBUTOR plans in support of OTI products.  DISTRIBUTOR shall deliver the first Initial Marketing Plan to OTI within [***] ([***]) days of the effective date of this Agreement, and shall during the term of this Agreement submit the Annual Marketing plan for each subsequent year by [***] of the preceding year.

5.5          Product and Sales Training.  DISTRIBUTOR shall make its sales employees and representatives available, at its sole expense, for an initial training session in the Products for a period of [***] ([***]) Business Days to occur at a mutually agreeable site at a mutually agreed date defined within [***] ([***]) Business Days after the execution of this Agreement.  DISTRIBUTOR shall make its sales employees and representatives available, at its sole expense, for two days of planning and training in the Products in each subsequent year, at a mutually agreeable time and place.  In the event DISTRIBUTOR sales employees are not available for training, DISTRIBUTOR will assign a representative to be responsible for training of all sales employees.

5.6          Reports.  Upon request, DISTRIBUTOR shall provide a [***] summary of Product sales in the Territory.

5.7          Manufacture or Distribution of Competitive Goods.  DISTRIBUTOR will not manufacture, process, distribute or promote any products for bone grafting, hard tissue repair and replacement without providing OTI a [***] ([***]) day written notice first and the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

opportunity to negotiate mutually agreed revised terms on a country by country basis.  If the parties cannot agree, then Distributor has the right to market the specific competing product and OTI has the right to remove exclusivity of the specific product for the specific country where the product will be marketed. Competitive goods for tissue repair exclude collagen membranes or matrix meant for soft tissue repair or guided tissue regeneration.

5.8          Clinical Research.  DISTRIBUTOR shall not engage in, support or contribute to any clinical research and/or studies of any of the Products without the prior written consent of OTI and OTI’s prior review and written approval of the protocol for such clinical research or study.

5.9          Customer Support.  DISTRIBUTOR shall cooperate with OTI in dealing with any customer complaints concerning the Products, and shall take any reasonable or legally required action requested by OTI to resolve such complaints.  OTI shall bear the costs of any such actions specifically requested by OTI.

5.10        Expenses.  DISTRIBUTOR shall be solely responsible for all costs and expenses it incurs in carrying out its obligations under this Agreement, including but not limited to all rentals, salaries, commissions, advertising, demonstration, travel and accommodation expenses, without the right to reimbursement for any portion thereof from OTI.

5.11        Foreign Corrupt Practices Act.  DISTRIBUTOR shall not (i) make any payment to any political party, government official, candidate for political office or any person acting on behalf of such parties or persons for the purpose of obtaining or furthering sales of the Products in the Territory or (ii) otherwise engage in any other activities that would violate the terms of the United States Foreign Corrupt Practices Act or any similar laws enacted in the Territory or otherwise applicable to the Parties hereto.

5.12        Insurance.  DISTRIBUTOR shall acquire and maintain all insurance policies necessary or appropriate for the marketing, distribution and clinical use of the Products in the Territory.  This insurance coverage shall include the following minimum levels of insurance: commercial general liability insurance or self-insurance with limits of not less than $[***] per occurrence and $[***] in the aggregate.

5.13        Regulatory Requirements.

(a)           OTI shall cooperate with DISTRIBUTOR to obtain all necessary regulatory and marketing approvals for dental applications by providing all requested material in a timely manner. Where product is currently marketed but not distributed by DISTRIBUTOR, OTI shall provide DISTRIBUTOR with documented evidence of registration of the affected products within the Territory.  DISTRIBUTOR shall promptly inform OTI of all communications with regulatory officials, submissions of product registrations, and similar applications to any governmental authority.  OTI shall inform DISTRIBUTOR, in writing, of any proposed changes to the product(s) being distributed that affect registration status prior to making the change.

(b)           Notwithstanding anything in this Agreement to the contrary, DISTRIBUTOR shall hold in trust for OTI all regulatory registrations, license and marketing approvals issued for the Products in the Territory.  DISTRIBUTOR shall transfer all such approvals to OTI or to OTI’ s designee effective upon the final day of the term of this Agreement, whether the Agreement expires of its own accord or is terminated in accordance with any provision provided herein.  International countries where regulations require registration to be in name of DISTRIBUTOR will be managed on a per country basis.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(c)           Upon termination of this Agreement for any reason, DISTRIBUTOR shall promptly deliver to OTI or to OTI’s designee all materials and records associated with the issuance or maintenance of all regulatory registrations, license and marketing approvals for the Products.

(d)           Upon expiration or termination of this Agreement for any reason, and upon DISTRIBUTOR’s successful completion of all obligations set forth in Section 5.13(a), (b) and (c), DISTRIBUTOR may invoice OTI for the actual and documented out-of-pocket expenses it incurred in obtaining the necessary regulatory and marketing approvals.  OTI shall pay DISTRIBUTOR any undisputed amounts within [***] ([***]) Business Days after receipt of said invoice and documentation.

(e)           DISTRIBUTOR will refer all inquiries and information concerning OTI or OCE Product complaints, adverse events, and similar events directly to OTI within 48-72 hours, using the methods and contact points provided by OTI.  DISTRIBUTOR will refer all inquiries and information concerning NBF Product complaints, adverse events, and similar events directly to NBF within 48-72 hours, using the methods and contact points provided by NBF on the respective product insert. DISTRIBUTOR shall assist and carry out any action or activity as requested by OTI with the investigation, evaluation, execution and completion of a complaint, adverse event or other similar event. Countries that require a 24 hour response concerning product complaints, DISTRIBUTOR will agree to comply.

(f)            DISTRIBUTOR will refer all regulatory inquiries by governmental authorities directly to OTI without attempting to answer the inquiries itself.

(g)           Should the DISTRIBUTOR be audited or inspected by a governmental authority the Department Head for OTI Regulatory Affairs shall be notified of such action within 24 hours of the initiation of the inspection or audit.  All corrections and communication responses as the result of a governmental inspection or audit that affect OTI products shall be reviewed and approved by OTI Regulatory Department within an agreed upon time period prior to submission to a governmental authority.  OTI Regulatory Department shall ensure all corrections affecting the product design, processing, packaging, or labeling are completed within an agreed upon time period.

(h)           DISTRIBUTOR shall maintain a record keeping system that will allow traceability or record of distribution of each Product unit sold or delivered to each medical establishment.  The DISTRIBUTOR distribution records must be capable of ensuring traceability to the corresponding OTI and NBF product donor number.  At a minimum a distribution record must identify the type of tissue product, part or product number identification, control number e.g. lot, serial number etc., date of distribution, and the identification of the clinician or end user/facility.  DISTRIBUTOR shall maintain distribution records for traceability for 30 years after the distributed date as identified by the Commission Directive 2006/86/EC Article 9 Traceability or in accordance with Country requirements for the maintenance of records whichever is longest.  DISTRIBUTOR shall furnish all and any traceability information to OTI and NBF as required for OTI and NBF to fulfill its regulatory and public health responsibilities.  Upon expiration or termination of this Agreement for any reason, DISTRIBUTOR is required to maintain distribution records with all applicable laws and regulations.  DISTRIBUTOR shall notify OTI Legal Department when storage and maintenance of distribution records is no longer feasible by the DISTRIBUTOR.

(i)            DISTRIBUTOR shall assist and carry out any action or activity as requested by OTI or NBF with the investigation, evaluation, execution and completion of a product recall. OTI agrees to reimburse DISTRIBUTOR for direct costs incurred, including, but not limited to, postage, shipping, and replacement products.

5.14        Compliance with Laws.  In carrying out its obligations under this Agreement, DISTRIBUTOR shall comply with all applicable laws and regulations of any jurisdiction within the Territory, and in accordance with the current recognized ethical standards

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

in place in the Territory, including without limitation all laws and ethical standards regarding relationships with physicians, hospitals, or other health care providers who may prescribe or use the Products.

5.15        Non-Competition Covenant.  During the term of this Agreement and during [***] ([***])[***] period immediately following the termination of this Agreement for cause, neither the Distributor nor any of its employees or agents will, directly or indirectly, perform any services in connection with, or represent, promote, market or distribute in any manner, any products or services that compete with the Products listed in Exhibit 1.  In addition, during the term of this Agreement and during a [***] ([***])[***] period immediately following the termination of this Agreement for cause, OTI will not make any efforts to market the Products listed in Exhibit 1 within the territory for the dental market.  In consideration for DISTRIBUTOR and OTI acknowledge that (a) the provisions of will result in irreparable injury to OTI, the exact amount of which will be difficult to ascertain, and that the remedies at law for any such violation would not be reasonable or adequate compensation to OTI for such a violation.  Accordingly, if DISTRIBUTOR violates the provisions of Section 5.15, in addition to any other remedy that may be available at law or in equity, the other party is entitled to specific performance and injunctive relief, without posting bond or other security, and without the necessity of proving actual damages.

ARTICLE 6.

GENERAL OBLIGATIONS OF OTI

6.1          Marketing Support.  OTI shall provide DISTRIBUTOR with a reasonable support to implement its marketing and sales responsibilities as set forth in Section 5.1(h), of this Agreement.

6.2          Training.  OTI will provide DISTRIBUTOR. to a reasonable extent, with technical assistance concerning the Products.  OTI may also provide DISTRIBUTOR’s personnel with training in Product information and basic Osteobiologic science at its registered office or at any location chosen by OTI and agreed to by DISTRIBUTOR.  OTI will provide such training free of charge to DISTRIBUTOR; however DISTRIBUTOR will nevertheless remain fully responsible for all salary, travel, lodging, meals and other expenses related to the training of its personnel.

6.3          Insurance.  OTI shall maintain a general insurance policy in an amount sufficient to reasonably cover its potential liabilities based on claims or legal action regarding the manufacture, sale, function or use of its Products in the Territory.

ARTICLE 7.

ARTICLE 7. CONFIDENTIALITY

Each of the Parties hereby acknowledges that in the course of performing its obligations hereunder, the other party may disclose to it certain information and know-how of a technical, financial, operational, or other sort, which the disclosing party has identified as such that is non-public and otherwise proprietary or confidential to the disclosing party.  Each party acknowledges that any such proprietary or confidential information disclosed to it is of considerate commercial value and that the disclosing party would likely be economically or otherwise disadvantaged or harmed by the direct or indirect disclosure thereof, except as specifically authorized by the disclosing party.  Each party therefore agrees to keep in strict confidence and trust all such information that may from time to time be disclosed

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

to it, and agrees not to disclose such information to any third party for any purpose without the prior consent of the other.  Each of the Parties agrees that because of the extraordinary nature of such information the disclosing party’s breach or threatened breach of its nondisclosure obligation, and that the disclosing party would suffer irreparable injury and damage as a result of any such breach,  Accordingly, in the event either party breaches or threatens to breach the obligations of confidentiality set forth in this section, in addition to and not in lieu of any legal or other remedies such party may pursue hereunder or under applicable law, each party hereby consents to the granting of equitable or other relief against it by the International Chamber of Commerce pursuant to article 12 or other arbitrator or a court of competent jurisdiction, without the necessity of proving actual damages or posting any bond or other security thereof, prohibiting any such breach or threatened breach. In any proceeding upon a motion for such relief, a party’s ability to answer in damages shall not be a bar, and shall not be interposed as a defense, to the granting of such relief.  The provisions of this section shall survive the termination of this Agreement for any reason.  The provisions of this section shall not apply to any information identified as confidential if and to the extent it was (i) independently developed by the receiving party after Closing as evidenced by documentation in such party’s possession, (ii) lawfully received by it free of restrictions from another source having the right to furnish the same or (iii) generally known or available to the public without breach of this Agreement by the receiving party.

ARTICLE 8.

INTELLECTUAL PROPERTY

8.1          Use of Trademarks and Service Marks.

(a)           OTI hereby grants to DISTRIBUTOR a non-exclusive, non-transferable, and royalty-free right and license to use the trademarks and service marks specified in Exhibit 4, attached hereto (as such Exhibit may be modified from time to time during the term of this Agreement), in connection with the sale or other distribution, promotion, advertising and maintenance of the Products for so long as such trademarks and service marks are used by DISTRIBUTOR in accordance with this Agreement and with OTI’s standards, specifications and instructions, but in no event beyond the term of this Agreement and further provided that any proposed use of such trademarks and service marks are submitted to OTI by DISTRIBUTOR in advance and has been approved by OTI in writing.

(b)           DISTRIBUTOR shall use only those promotional and informational materials or literature, publicity releases and other materials regarding the Products as OTI provides to the DISTRIBUTOR under Section 6.1 of this Agreement, and only in a manner approved by OTI in writing.  DISTRIBUTOR shall not make copies of such materials without OTI’s express written consent. DISTRIBUTOR shall acquire no right, title or interest in such OTI, affiliate or licensor trademarks other than the foregoing limited license, and DISTRIBUTOR shall not use any OTI, affiliate or licensor trademarks or service marks as part of DISTRIBUTOR’S corporate or trade name or permit any third party to do so without the prior written consent of OTI.

8.2          Registration.  OTI shall use its best efforts to register the OTI, affiliate and licensor trademarks and service marks specified in Exhibit 4 in such jurisdictions within the Territory in which OTI determines that registration is necessary or useful to the successful distribution of the Products.  In addition, in the event OTI believes that it is advisable to affect any filing or obtain any governmental approval or sanction for the use by DISTRIBUTOR of any of OTI’s trademarks pursuant to this Agreement, the parties shall fully cooperate in order to do so.  All expenses relating to the registration of OTI’s trademarks in the Territory as well as the making of any filing or obtaining any governmental approvals for the use by DISTRIBUTOR of OTI’s, its affiliates’ and its licensors’ trademarks shall be borne by OTI.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

8.3          Markings.  DISTRIBUTOR shall not, without the prior written consent of OTI, remove or alter any patent numbers, trade names, trademarks, service marks, notices, serial numbers, labels, tags or other identifying marks, symbols or legends affixed to any Products or containers or packages.  DISTRIBUTOR is permitted to affix a sticker on the outer carton or package of each Product listing DISTRIBUTOR’s name, address, contact information and inventory bar code, provided that such sticker not cover or obstruct any other information or graphics provided by OTI.

8.4          Infringements.  DISTRIBUTOR shall promptly notify OTI of any use by any third party of OTI’s, its affiliates’ or its licensors’ trademarks or service marks or any use by such third parties of similar marks which may constitute an infringement or passing off of OTI’s, its affiliates’ or its licensors’ trademarks or service marks.  OTI reserves the right in its sole discretion to institute any proceedings against such third party infringers and DISTRIBUTOR shall refrain from doing so.  DISTRIBUTOR shall cooperate fully with OTI in any action taken by OTI against such third parties, provided that all expenses of such action shall be borne by OTI and all damages which may be awarded or agreed upon in settlement of such action shall accrue to OTI.

8.5          Termination of Use.  DISTRIBUTOR acknowledges OTI’s proprietary rights in and to the OTI, affiliates or licensors trademarks, service marks and any trade names regularly applied by OTI to the Products, and DISTRIBUTOR hereby waives in favor of OTI all rights to any trademarks, trade names, service marks and logotypes now or hereafter originated by OTI. DISTRIBUTOR shall not adopt, use or register any words, phrases or symbols which are identical to or confusingly similar to any of OTI’s, affiliates’ or licensors’ trademarks or service marks.  Upon termination of this Agreement, DISTRIBUTOR shall immediately cease and desist from use of the OTI trademarks or service marks in any manner, except to facilitate disposition of Product inventory in DISTRIBUTOR’s possession.  In addition, DISTRIBUTOR hereby empowers OTI and agrees to assist OTI, if requested, to cancel, revoke or withdraw any governmental registration or authorization permitting DISTRIBUTOR to use OTI, affiliates’ or licensors’ trademarks or service marks in the Territory.

ARTICLE 9.

INDEMNIFICATION

9.1          Indemnification by OTI.

(a)           OTI shall indemnify, defend and hold DISTRIBUTOR harmless from any damages, costs or liabilities (including, without limitation, reasonable costs and legal fees thereby incurred by DISTRIBUTOR) arising out of any suit, claim or other legal action (“Legal Action”) brought by a third party (i) arising out of the manufacture, processing, use, function or sale of the Products or OTI-produced promotional material relating to the Products for the Territory, including the gross negligence or willful misconduct of OTI in connection with such Products, (ii) arising out of the breach by OTI of any of its obligations, representations, warranties or covenants made in this Agreement or (iii) that alleges the Products, or any of them, infringe any patent, copyright, trademark, service mark or trade secret rights of a third party in the Territory.

(b)           OTI shall indemnify, defend and hold DISTRIBUTOR harmless form any damages, costs or liabilities (including, without limitation, reasonable costs and legal fees thereby incurred by DISTRIBUTOR) arising out of any Legal Action alleging that any Product infringes any third party intellectual right.  After any such Legal Action is resolved, at OTI’s sole discretion and expense

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

with respect to future sales of the allegedly infringing Product, OTI may (1) obtain a license from such third party for the benefit of DISTRIBUTOR; (ii) replace or modify the Product so that it is no longer infringing; or (iii) if neither of the foregoing is commercially feasible, terminate this Agreement with no further liability to DISTRIBUTOR.

9.2           Indemnification by DISTRIBUTOR.  DISTRIBUTOR shall indemnify, defend and hold OTI harmless from any damages, costs or liabilities (including, without limitation, any reasonable costs or legal fees thereby incurred by OTI) arising out of any Legal Action that arises from or results out of (i) the breach by DISTRIBUTOR of any of its obligations, representations, warranties or covenants made in this Agreement or (ii) the marketing, distribution or sale of the Products by DISTRIBUTOR, including, without limitation, (a) any act or omission by DISTRIBUTOR or any of its subdistributors or agents; (b) any unfair business practice of DISTRIBUTOR or any of its subdistributors or agents; or (c) any violation by DISTRIBUTOR or any of its subdistributors or agents of any law, regulation or order of the Territory.

9.3           Indemnification Procedure.  A Party seeking indemnification (an “indemnified Party”) shall give the other Party (an “indemnifying Party”) written notice of any Legal Action within ten (10) days of first knowledge thereof.  The indemnifying Party shall have sole and exclusive control of the defense of any Legal Action, including the choice and direction of legal counsel.  The indemnified Party shall have the right to engage its own counsel, at its own expense. The indemnified Party may not settle or compromise any Legal Action without the written consent of the indemnifying Party.

9.4           Limitation of Obligation.  Notwithstanding the provisions of Section 9.1 hereof, OTI shall have no liability whatsoever to DISTRIBUTOR with respect to any patent infringement or claim thereof which is based upon or arises out of (i) the use of any Product in combination with an apparatus or device not manufactured or supplied by OTI, if such combination causes or contributes to the infringement, (ii) the use of any Product in a manner for which it was neither designed nor contemplated, or (iii) any modification of any Product by DISTRIBUTOR or any third party which causes the Product to become infringing.  Section 9.1 hereof states the entire liability of OTI for or arising out of any patent infringement or claim thereof with respect to Products furnished to DISTRIBUTOR under this Agreement.

ARTICLE 10.

TERM AND TERMINATION

10.1         Term.  This Agreement and its obligations shall take effect with respect to the Territory as of the date first above written and shall continue in force until December 31, 2012 (the “Initial Period”).  This Agreement shall be automatically renewed for successive additional periods of one (1) year each, (“Renewal Period”) commencing on January 1, immediately after the end of the Initial Period or immediately after the end of the Renewal Period, provided that DISTRIBUTOR has successfully achieved performance goals as follows and upon mutual agreement of new minimum inventory purchase target and requirements for the additional period, reached at the latest 120 days prior commencing date of the renewal period :

(a)           Achievement of Quotas as set forth in Exhibit 5;

(b)           Implementation of the submitted annual marketing plan as set forth in Section 5.4 of this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

OTI in its sole discretion may agree to renew the Agreement if some or all of the conditions in this Section are not met.  OTI’s determination to do so shall not constitute a waiver of rights with respect to any past, current, or future failures by DISTRIBUTOR to meet the conditions in this Section.

10.2         Termination.  Notwithstanding the provisions of Section 10.1 above, this Agreement may be terminated in accordance with the following provisions:

(a)           By either Party upon thirty (30) days written notice, should the other Party file a petition of any type as to its bankruptcy, be declared bankrupt, become insolvent, make an assignment for the benefit of creditors, go into liquidation or receivership, or otherwise lose legal control of its business, or should a Party or a substantial part of its business come under the control of a third party (except for assignments as otherwise allowed under Section 13.2 of this Agreement); or

(b)           By OTI at any time during the term of this Agreement without cause, upon one hundred eighty (180) days prior written notice to DISTRIBUTOR; or

(c)           By either Party by giving notice in writing to the other Party in the event the other Party is in material breach of this Agreement and shall have failed to cure such breach within thirty (30) days of receipt of written notice thereof from the first Party.

10.3         Partial Termination.  In the event OTI shall have the right pursuant to the provisions of Sections 10.2(b) or 10.2(c) to terminate this Agreement in its entirety, OTI may elect to terminate this Agreement solely as it applies to any specific portion of the Territory upon providing DISTRIBUTOR with written notice in accordance with the relevant Section referred to above; provided, that nothing in this Section 10.3 shall be construed as creating a precondition to or otherwise precluding OTI from terminating this Agreement in its entirety in accordance with the terms of Section 10.2.

10.4         Rights and Obligations on Termination.  In the event of termination of this Agreement for any reason, the parties shall have the following rights and obligations;

(a)           Termination of this Agreement shall not release either Party from the obligation to make payment of all amounts then or thereafter due and payable, or to ship all open orders.  Notwithstanding any payment schedule set forth herein, DISTRIBUTOR shall pay all amounts owed to Osteotech by the date such payments initially were due, or within [***] ([***]) days of termination of this Agreement, whichever is sooner;

(b)           DISTRIBUTOR’S obligations pursuant to Article 7, Section 5.13(b) and the obligations of OTI and DISTRIBUTOR pursuant to Articles 9 and 12 hereof shall survive termination of this Agreement; and

(c)           DISTRIBUTOR will retain the right to distribute existing inventory and will be allowed to sell to depletion this inventory.

10.5         Other.  In the event either Party terminates this Agreement for any reason in accordance with the terms hereof, the parties hereby agree that:

(a)           Where legally possible, DISTRIBUTOR shall transfer to OTI or its designee as of the termination date of the Agreement all regulatory approvals and licenses necessary for the promotion, advertising and sale of the Products in the Territory; and

(b)           The DISTRIBUTOR shall not be entitled to any indemnity or payment for goodwill or similar compensation as a result of such termination.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

ARTICLE 11.

FORCE MAJEURE

11.1         Definition.  Force Majeure shall mean any event or condition, not existing as of the date of signature of this Agreement, not reasonably foreseeable as of such date and not reasonably within the control of either Party, which prevents in whole or in material part the performance by one of the parties of its obligations hereunder or which renders the performance of such obligations so difficult or costly as to make such performance commercially unreasonable.  Without limiting the foregoing, the following shall constitute events or conditions of Force Majeure: acts of State or governmental action, riots, disturbance, war, strikes, lockouts, slowdowns, prolonged shortage of energy supplies, epidemics, fire, flood, hurricane, typhoon, earthquake, lightning and explosion.  It is in particular expressly agreed that any refusal or failure of any governmental authority to grant any export license legally required for the fulfillment by OTI of its obligations hereunder shall constitute an event of Force Majeure.

11.2         Notice.  Upon giving notice to the other Party, a Party affected by an event of Force Majeure shall be released without any liability on its part from the performance of its obligations under this Agreement, except for the obligation to pay any amounts due and owing hereunder, but only to the extent and only for the period that its performance of such obligations is prevented by the event of Force Majeure.  Such notice shall include a description of the nature of the event of Force Majeure, and its cause and possible consequences.  The Party claiming Force Majeure shall promptly notify the other Party of the termination of such event.

11.3         Confirmation.  The Party invoking Force Majeure shall provide to the other Party confirmation of the existence of the circumstances constituting Force Majeure.  Such evidence may consist of a statement or certificate of an appropriate governmental department or agency where available, or a statement describing in detail the facts claimed to constitute Force Majeure.

11.4         Suspension of Performance.  During the period that the performance by one of the parties of its obligations under this Agreement has been suspended by reason of an event of Force Majeure, the other Party may likewise suspend the performance of all or part of its obligations hereunder to the extent that such suspension is commercially reasonable.

11.5         Termination.  Should the period of Force Majeure continue for more than three (3) consecutive months, either Party may terminate this Agreement without liability to the other Party, except for payments due to such date, upon giving written notice to the other Party.

ARTICLE 12.

DISPUTE RESOLUTION

12.1         Disputes.  With the exception of termination notices, which shall not be subject to this Article 12, in the event of any dispute, controversy or claim arising out of or relating to this Agreement, the parties shall negotiate in good faith to resolve such dispute.  If a resolution is not achieved within ninety (90) days of written notification regarding the dispute, the parties agree that the differences shall be settled under the Rules for Expedited Arbitration of Disputes of the International Chamber of Commerce by one or more arbitrators appointed in accordance with said Rules in New York City, New York.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

12.2         Sole Recourse.  This Article 12 provides the sole recourse for the settlement of any dispute arising under or in connection with this Agreement.

12.3         Governing Law.  This Agreement shall be governed by, and interpreted and construed in accordance with, the internal laws of the State of New Jersey, USA, without regard to choice of law provisions thereof.  The UN Convention on Contracts for the International Sale of Goods shall not apply to this Agreement or any sale of the Products hereunder.

ARTICLE 13.

MISCELLANEOUS

13.1         Relationship.  This Agreement does not make either Party the employee, agent or legal representative of the other for any purpose whatsoever.  Neither Party is granted any right or authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the other Party.  In fulfilling its obligations pursuant to this Agreement each Party shall be acting as an independent contractor, where the relationship between OTI and DISTRIBUTOR is that DISTRIBUTOR is an independent reseller of OTI tissue-based products and devices.

13.2         Assignment.  Neither Party shall have the right to assign or otherwise transfer its rights and obligations under this Agreement except with the prior written consent of the other Party; provided, however, OTI shall be entitled to assign any or all of its rights and obligations hereunder to any of its subsidiaries, provided that OTI shall remain fully liable for the performance of all its obligations hereunder; and further provided that a successor in interest by merger, by operation of law, assignment, purchase or otherwise of all of the assets and the entire business of either Party shall acquire all rights and obligations of such Party hereunder without the prior written consent of the other Party.

13.3         Notices.  Notices permitted or required to be given hereunder shall be deemed sufficient if given by registered or certified air mail, postage prepaid, return receipt requested, addressed to the respective addresses of the parties as first above written or at such other addresses as the respective Parties may designate by like notice from time to time.  Notices so given shall be effective upon (i) receipt by the Party to which notice is given, or (ii) on-the fourteenth (14th) day following the date such notice was posted, whichever occurs first.

13.4         Entire Agreement.  This Agreement, including Exhibits 1 through 5 attached hereto and incorporated as an integral part of this Agreement, constitutes the entire Agreement of the Parties with respect to the subject matter hereof, and supersedes all previous marketing Agreements by and between OTI and DISTRIBUTOR as well as all proposals, oral or written, and all negotiations, conversations or discussions heretofore had between the parties related to this Agreement.  DISTRIBUTOR acknowledges that it has not been induced to enter into this Agreement by any representations or statements, oral or written, not expressly contained herein.

13.5         Amendment.  This Agreement shall not be deemed or construed to be modified, amended, rescinded, canceled or waived, in whole or in part, except by written amendment signed by the parties hereto.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

13.6         Publicity.  This Agreement is confidential and no Party shall issue press releases or engage in other types of publicity of any nature dealing with the commercial and legal details of this Agreement without the other Party’s prior written approval, which approval shall not be unreasonably withheld. However, approval of such disclosure shall be deemed to be given to the extent such disclosure is required to comply with governmental rules, regulations or other governmental requirements. In such event, the publishing Party shall furnish a copy of such disclosure to the other Party.

13.7         Severability.  In the event that any of the terms of this Agreement are in conflict with any rule of law or statutory provision or are otherwise unenforceable under the laws or regulations of any government or subdivision thereof, such terms shall be deemed stricken from this Agreement, but such invalidity or unenforceability shall not invalidate any of the other terms of this Agreement and this Agreement shall continue in force, unless the invalidity or unenforceability of any such provisions hereof does substantial violence to, or where the invalid or unenforceable provisions comprise an integral part of, or are otherwise inseparable from, the remainder of this Agreement.

13.8         Counterparts.  This Agreement shall be executed in two or more counterparts in the English language, and each such counterpart shall be deemed an original hereof. In case of any conflict between the English version and any translated version of this Agreement, the English version shall govern.

13.9         Waiver.  No failure by either Party to take any action or assert any right hereunder shall be deemed to be a waiver of such right in the event of the continuation or repetition of the circumstances giving rise to such right.

{Signature page to follow}

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first above written.

OSTEOTECH, INC.		BIOHORIZONS IMPLANT SYSTEMS, INC.

By:	/S/ Sam Owusu-Akyaw	By:	/S/ Steve Boggan
Name: Sam Owusu-Akyaw		Name: Steve Boggan
Title: President and Chief Executive Officer		Title: President and Chief Executive Officer

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT 1

EFFECTIVE DATE —January 1, 2010

PRODUCTS

Product	Sizes/Product Codes

GRAFTON@

0.5cc GRAFTON® DBM GEL

1 cc GRAFTON® DBM GEL

1.5cm x1.5cm GRAFTON® DBM FLEX

8mm x 10mm GRAFTON® DBM MATRIX PLUG

0.5cc GRAFTON® DBM PUTTY

lcc GRAFTON® DBM PUTTY

2.5cc GRAFTON® DBM PUTTY

0.25cc GRAFTON® DBM PUTTY(Syringe)

0.5cc GRAFTON® DBM PUTTY(Syringe)

lcc GRAFTON® PLUS DBM PASTE

ILIUM CREST WEDGE	Ilium Crest Wedge 10-12mm Ilium Crest Wedge 13-15mm

MINEROSSTM	MinerOssTM c/c crushed 0.60 - 1.25mm 0.5cc MinerOssTM c/c crushed 0.60 - 1.25mm lcc MinerOssTM c/c crushed 0.60 - 1.25mm 2.5cc

LADDEC®

LADDEC® 1 BLOCK (25 X 15 X 8 mm)

LADDEC(R) 1 CUBE (8 X 8 X 8 mm)

LADDEC(R) 3 CUBE (8 X 8 X 8 mm)

LADDEC(R) 1 JAR 250 mg (600µm) (200µm — 1,000µm)

LADDEC(R) 1 JAR 500 mg (600µm) (200µm — 1,000µm)

LADDEC(R) 1 JAR 1000 mg (600µm (200µm — 1,000µm)

LADDEC(R) 1 SYRINGE 250 mg (600µm) (200µm — 1,000µm)

LADDEC(R) 3 JARS 250 mg (600µm) (200µm — 1,000µm)

LADDEC(R) 3 JARS 500 mg (600µm) (200µm — 1,000µm)

LADDEC(R) 3 JARS 1000 mg (600µm) (200µm — 1,000µm)

OSTEOPURETM	OSTEOPURETM JAR lcc (300-2,000µm)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT 2

EFFECTIVE DATE — January 1, 2010

TERRITORY

Territory shall mean the following:

COUNTRY	PRODUCTS

Argentina	Laddec® MinerOssTM

Australia	Laddec® MinerOssTM Grafton ®*

Austria	Laddec® MinerOssTM*

Belgium	Laddec® MinerOssTM Grafton®

Brazil*	Laddec®

Canada	Laddec® MinerOssTM Grafton®* Ilium Crest Wedge

Chile	Laddec® MinerOssTM Grafton®

France	Laddec® MinerOssTM Grafton®

Germany	LaddecTM MinerOssTM Grafton®

Greece	MinerOssTM

*Importation of human tissue/product is not approved by Brazil tissue/product is not approved by Brazil

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Holland	Laddec® MinerOssTM Grafton®

Hungary	Laddec® MinerOssTM Grafton®

Israel	Laddec® MinerOss Grafton®

Italy	Laddec® MinerOss Grafton® Matrix only

Kuwait	Laddec® MinerOssTM Grafton®

Lithuania	Laddec® MinerOssTM Grafton®

Poland	Laddec® MinerOssTM Grafton®

Portugal	Laddec® MinerOssTM Grafton®

Romania	Laddec® MinerOssTM Grafton®

Spain	Laddec® MinerOssTM Grafton®

Sweden	Laddec® MinerOssTM Grafton®

Switzerland	Laddec® MinerOssTM Grafton®

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Thailand	Laddec® MinerOssTM Grafton®

Turkey	Laddec® MinerOssTM Grafton®

UK	Laddec® MinerOssTM Grafton®

All Other Countries	MinerOssTM

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT 3

EFFECTIVE DATE — January 1, 2010

TRANSFER PRICES

The following schedule sets out the current Transfer Prices for products.

Code OCE	Code OTI	Code NBF	Description	Pricing
[***]	[***]	[***]	[***]	$	[***]
[***]	[***]	[***]	[***]	$	[***]

[***]	[***]	[***]	[***]	$	[***]

[***]	[***]	[***]	[***]	$	[***]

[***]	[***]	[***]	[***]	$	[***]
[***]	[***]	[***]	[***]	$	[***]
[***]	[***]	[***]	[***]	$	[***]
[***]	[***]	[***]	[***]	$	[***]
[***]	[***]	[***]	[***]	$	[***]

[***]	[***]		[***]	$	[***]

Product Code OCE	Product Code OTI	Product Code NBF	[***] Description	BioHorizons Pricing
	[***]		[***]	$	[***]
	[***]		[***]	$	[***]
	[***]		[***]	$	[***]

Product Code OCE	Product Code OTI	Product Code NBF	[***] Description	BioHorizons Pricing
[***]			[***]	$	[***]
[***]			[***]	$	[***]

Product Code OCE	Product Code OTI	Product Code NBF	[***] Description	BioHorizons Pricing
[***]			[***]	€	[***]
[***]			[***]	€	[***]
[***]			[***]	€	[***]
[***]			[***]	€	[***]
[***]			[***]	€	[***]
[***]			[***]	€	[***]
[***]			[***]	€	[***]
[***]			[***]	€	[***]
[***]			[***]	€	[***]
[***]			[***]	€	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Product Code OCE	Product Code OTI	Product Code NBF	[***] Description	BioHorizons Pricing
			[***]	€	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT 4

EFFECTIVE DATE - January 1, 2010

TRADE NAMES

Trade Names include the following trademarks, service marks, trade names, and organization names:

Osteotech, Inc.

And all trade names and trademarks, service marks associated with the Products.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT 5

EFFECTIVE DATE — JANUARY 1, 2010

MINIMUM INVENTORY PURCHASE TARGETS AND REQUIREMENTS

		Q1		Q2		Q3		Q4		Total
International Market Year 2010*
	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

[***]

International Market — Years 2011-2012

[***]

[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.